Exhibit 99.2


[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

3003 Oak Road
Walnut Creek, California 94597


PMI Mortgage Insurance Co. (an Arizona corporation hereinafter called the "Company") agrees to pay to the Insured, in consideration of the premium or premiums to be paid as hereinafter specified and in reliance upon the Insured's representations and statements made in any Application for coverage under this Policy, any loss due to the Default by a Borrower on a Loan, subject to the terms and conditions contained herein.

To obtain information about this Policy, to register a complaint or to obtain information about related mortgage guaranty insurance products and services offered by the Company, the insured or its servicer may call the Company toll free at 800-288-1970.


Insured's Name and Mailing Address                            Policy Number
Deutsche Bank National Trust Company on behalf of             22803-0004-0
GSAA Home Equity Trust Series 2006-18
1761 East St. Andrew Place
Santa Ana, California 92705

IN WITNESS WHEREOF, the Company has caused its Corporate Seal to be affixed hereto and these presents to be signed by its duly authorized officers in facsimile to become effective as its original seal and signature and binding on the Company.

                          PMI Mortgage Insurance Co.

                                [COMPANY SEAL]


/s/ David Katkov                              /s/ Victor J. Bacigalupi
----------------------------------            ----------------------------------
David Katkov, President                       Victor J. Bacigalupi, Secretary

                           Authorized Representative

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

                             TERMS AND CONDITIONS

I.    Definitions

A. Acquisition Option means the method of determining the amount of the Insurance Benefit with respect to a Loan as set forth in Section V., C., 1.

B. Advances means the reasonable and necessary sums paid by the Insured with respect to Loan after Default, for the following:

      1.    Hazard insurance premiums;

      2.    Real estate property taxes;

      3.    Property protection and preservation expenses;

      4.    Property sales expenses;

      5. Customary foreclosure costs including Court Expenses and reasonable attorney's fees;

      6. Costs of other customary legal proceedings, as may be necessary to obtain Good and Merchantable Title to or Possession of the Property; and

      7.    Loss mitigation expenses.

C. Anticipated Loss means, in connection with a Claim, an amount equal to the Company's cost of paying the full Claim Amount calculated in accordance with Section V., B., less the amount the Company reasonably anticipates receiving as net proceeds of the sale of the Property, subtracting also from such proceeds all anticipated costs of the sale and holding costs, but in any event, such amount shall never be greater than the Loss calculated under the Percentage Option in accordance with
      Section V., C., 2.

D. Application means the Insured's statements and descriptions, both oral and written, relative to the Loan made in connection with the application or negotiation for the insurance provided by this Policy, including the representations made, and documents executed by the Borrower, as evidenced by documents, writings, electronic media transfers, telephone data transmissions, and the like.

E. Appropriate Proceedings means any legal or administrative action or proceeding by the Insured affecting either the Loan or the title to the Property, and include, but are not limited to:

      1. enforcing the terms of the Loan as allowed by the laws where the Property is located; or

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      2. establishing a deficiency amount where appropriate and permissible and where directed by the Company; or

      3. acquiring all the Borrower's right and title to the Property in the Insured's name, but excluding any voluntary conveyance under
            Section IV., D., (Voluntary Conveyance); or

      4. asserting the Insured's interest in the Property in a Borrower's bankruptcy or similar proceeding.

F. Borrower means any Person required to repay the debt obligation created pursuant to the Loan. The Borrower may be more than one Person, and the term shall include any co-signer or guarantor of the Loan.

G. Borrower's Own Funds means any funds owned by the Borrower and neither borrowed from other sources, nor subject to refund, rebate, or repayment.

H. Borrower's Title means such title to a Property as was vested in the Borrower at the time of a conveyance to the Insured extinguishing all of the Borrower's rights in the Property; provided, however, if the Insured so elects, the redemption period need not have expired. The deed evidencing such title in the Insured need not be recorded unless required by applicable law.

I. Certificate means once all conditions for coverage have been satisfied, the number issued by the Company to a Loan, as listed on a Certificate Schedule.

J. Certificate Schedule means a list of Loans to which coverage has been extended under this Policy, and which is attached to this Policy, or added thereto by endorsement, and any document issued by the Company pursuant to this Policy amending coverage for a Loan.

K. Claim means the timely filed written request, made on a form provided by or in a manner approved by the Company, to receive benefits of this Policy. A Claim received by the Company containing all information or proof required by the Company shall be called a Perfected Claim.

L. Claim Amount means the actual loss incurred by the Insured with respect to a Loan as calculated in accordance with Section V., B., (Calculation of Claim Amount) giving effect to adjustments made by the Company due to failure of the Insured to mitigate loss.

M. Claim Settlement Period means a sixty (60) day period following the filing of a Claim with the Company provided that such period shall be extended by the number of days elapsed from the date the Company sends notice of deficiency of a Claim to the Insured to the date that the Insured files a Perfected Claim with the Company.

N.    Closed means the later of:

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

      1.    The date on which all Loan documents were executed and delivered;
            or

      2. The date on which the funds under the Loan were initially disbursed to or for the benefit of the Borrower.

O. Court Expenses means the out-of-pocket cost of initiating and conducting Appropriate Proceedings or any eviction proceedings. These expenses include costs of filing or serving pleadings, conducting discovery and enforcing judgment. These expenses do not include reimbursement for any time spent by the Insured or the Insured's employees, officers or agents, nor do these expenses include attorney's fees.

P. Default means the failure by a Borrower to pay when due: (i) an amount equal to or greater than one (1) regular periodic payment due under the terms of a Loan, or (ii) the failure by a Borrower to pay when due all amounts due under a Loan after the exercise by the Insured of the "due on sale" provision of such Loan, provided however, that a Default as defined in (i) above which is cured within 59 days of the payment due date, will not be deemed to be a Default for purposes of administration of this Policy unless the missed payment is the first payment due under a Loan. Default does not mean any other non-monetary default or violation of any other term or condition of the Loan, which would allow for acceleration of the debt or foreclosure or other action to realize upon the security provided by the Loan.

      A Loan is deemed to be in Default for the period for which, as of the close of business on the installment due date, a scheduled installment payment has not been made. For example, a Loan is "four periodic payments in Default" if the periodic payments due on January 1 through April 1 remain unpaid as of the close of business on April 1.

Q. Default Amount means the unpaid principal balance of a Loan as of the date of Default excluding any Negative Amortization. If a Loan has been divided into secured and unsecured portions pursuant to proceedings under the federal bankruptcy laws, the Default Amount shall include the unpaid principal balance due under the unsecured portion of the Loan even if the Insured has written off such unsecured portion of the Loan, provided that the premium paid has been calculated based on both the secured and unsecured portions of the Loan.

R. Deficiency Expenses means reasonable attorneys fees and necessary court costs incurred by the Insured for those Appropriate Proceedings necessary to pursue or establish a deficiency against the Borrower and which are in addition to those incurred in standard and customary foreclosure proceedings, plus additional interest accruing on the Loan, real estate taxes, casualty insurance premiums and Property preservation expenses incurred during such Appropriate Proceedings and any additional related redemption period.

S. Down Payment means (i) a cash contribution made by the Borrower, either prior to or at the time the Loan is Closed, from the Borrower's Own Fund's towards the purchase price of the Property, or

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

      (ii) a verifiable equity in the Property vested in the Borrower only, after completion of the improvements in accordance with the Original Appraisal.

T. Effective Date means, provided that the premium has been paid as required herein, 12:01 a.m. on the date of coverage as indicated on the Certificate Schedule.

U. Environmental Impairment means Physical Damage to a Property occurring by reason of environmental contamination including, but not limited to, nuclear reaction or radioactive waste, toxic waste, poisoning or pollution of earth or water subjacent to the Property or of the atmosphere above the Property; or similar hazard including any condition giving rise to liability under the Comprehensive Environmental Response, Compensation and Liability Act or any similar law existing under either federal law or the law of the state where the Property is located.

V. First Party means (a) the Insured or any officer, employee or agent of the Insured or (b) any of the following Persons: the correspondent lender, mortgage loan broker or other intermediary underwriting or originating the Loan on behalf of the Insured or originating lender, or escrow or closing agents or anyone under contract with the Insured or originating lender in connection with the origination of such Loan, such as an appraiser.

W. FMV means the fair market value of a Property as of a specific date which shall be equal to the lesser of the appraised value or the sale price of the Property on that date; or in the event of a foreclosure sale, the appraised value or estimated value determined in accordance with customary servicing practices, or the value as determined under applicable law, where such law prescribes a method for determining the value of a Property.

X. Good and Merchantable Title means title to the Property, free and clear of all liens and encumbrances, covenants, conditions, restrictions, easements and rights of redemption, except for:

      1. Any lien established by public bond, assessment or tax, when no installment, call or payment of or under such bond, assessment or tax is delinquent; and

      2. Any municipal or zoning ordinances, building restrictions or other restrictions, covenants, regulations of use, provided the Property is in compliance with, and its intended use and occupancy is not materially adversely affected by, such restrictions, covenants, regulations or ordinances; and

      3. Easements, rights of way, sewer and utility rights, mineral, oil or timber rights, or any impediments which will not have a materially adverse effect on either the transferability of the Property or the sale thereof to a bona fide purchaser.

      The Property must have, at a minimum, the following characteristics to establish Good and Merchantable Title: (i) adequate means of ingress and egress; (ii) the right to use of water and sewer facilities appertaining to the Property, whether such rights be by virtue of public easement or private

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

      grant; (iii) the Property must be free of any lien for any toxic waste or environmental contamination or similar hazard or claim of such hazard pursuant to the Comprehensive Environmental Response Compensation and Liability Act, as amended, or similar federal or state law providing for liens in connection with the clean up of environmental conditions, and no proceedings to initiate such a lien may be pending, unless otherwise agreed to by the Company.

Y. Insurance Benefit means the liability of the Company with respect to a Loan calculated in accordance with this Policy. A right to receive an Insurance Benefit shall be deemed to have arisen when a Default occurs while the Policy is in force for a Loan, notwithstanding that the amount of the Insurance Benefit is not then either presently ascertainable or due and payable.

Z.    Insured means with respect to any Loan:

      1.    The Person designated on the face of this Policy; or

      2. Any Person, other than a natural Person, who owns the Loan, either for its own benefit or as trustee for the benefit of a third party.

AA. Loan means any note or other evidence of indebtedness and the indebtedness it so evidences, together with the mortgage, bond, deed of trust, or other instrument securing said indebtedness, and to which coverage under this Policy has been extended.
BB. Negative Amortization means the additions to the principal amount of a Loan arising from the insufficiency of regularly scheduled payments to cover interest as it accrues against the principal amount of the Loan as provided for therein.

CC. Original Appraisal means the appraisal, other report or description of the Property, obtained by the lender under the Loan at the time it was originated, which establishes the value of the Property at that time.

DD. Percentage Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 2.

EE.   Person means any individual natural person, or any corporation, partnership, association or other legally recognized entity.

FF. Physical Damage means tangible damage to a Property that materially adversely affects the use, marketability, or value of the Property, whether caused by accident or otherwise, including, but not limited to damage caused by reason of fire, destruction of tangible property, defects in construction, land subsidence, earth movement or slippage, flood, earthquake, war, civil insurrection, or riot; and further, Physical Damage includes Environmental Impairment and the destruction or removal of chattel items that are considered part of the Property (see
      Section I., KK., [Property]) For purposes of this definition "material" shall mean an amount equal to or greater than $1,500.00 such that the estimated cost to repair a Property is $1,500.00 or more before the exclusion set forth in Section III.,

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      G., (Physical Damage Exclusion) would apply to exclude coverage for a Loan. The presence of radon gas, lead paint or asbestos in the dwelling on the Property shall not be deemed to be Physical Damage.

GG. Policy means this contract of insurance together with all Applications, all endorsements, and the Certificate Schedule, all of which are incorporated herein for all purposes.

HH. Possession of the Property means actual and physical occupancy and control of the Property.

II.   Pre-Arranged Sale means:

      1. A sale of a Property, with the prior approval of the Company, arranged by the Insured (or by the Borrower and approved by the Insured) prior to foreclosure because of a Default by a Borrower, or by the Insured after foreclosure and before expiration of the Claim Settlement Period; or

      2. A foreclosure or trustee's sale of a Property to a third party, or redemption from foreclosure, at a price equal to or greater than the minimum amount specified by the Company to be bid by the Insured at such sale.

JJ. Pre-Arranged Sale Option means the method of determining the amount of the Insurance Benefit with respect to a Loan set forth in Section V., C., 3.

KK. Property means the real property and all improvements thereon including any chattel items (including any built-in appliances) which are noted in the Original Appraisal, including all replacements or additions thereto, together with all easements and appurtenances, all rights of access, all rights to use, as well as any co-ownership interests in common areas, recreational and appurtenant facilities, and all replacements or additions thereto.

LL.    Residential means:

      1. A type of building which is designed for occupancy by not more than four families; or

      2.    A single-family condominium or planned unit development unit; or

      3. Any other single-family residence unit as to which Good and Merchantable Title may be held or conveyed freely under law, and which the Company has approved in writing.

MM. Servicer means that Person, other than a natural Person, who at any time is servicing a Loan (as a master servicer, if subservicing is also involved) with respect to the Insured's obligations under the Policy. The Insured shall be presumed to be the Servicer unless the Company is notified otherwise.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


NN. Uninsured Casualty means Physical Damage to a Property which is either not covered by casualty insurance, or not covered in an amount sufficient to restore such Physical Damage to the Property.

OO. Uninsured Loan Balance means, at any time, with respect to a Loan, the estimated Claim Amount less the Insurance Benefit estimated pursuant to the Percentage Option.

PP. Any pronouns, when used herein, shall mean the single or plural, masculine or feminine, as the case may be.

II.   Coverage

A. Extension of and Level of Coverage- Extension of coverage to a Loan under this Policy shall be evidenced by issuance of a Certificate number on the Certificate Schedule. The Certificate Schedule and the Application for each Loan are incorporated herein by reference and made a part hereof for all purposes. The Policy is issued in reliance upon the Application and on the representations made in connection therewith. Coverage shall commence upon the payment of the initial premium, as of the Effective Date of the Certificate Schedule. The coverage level for each Loan shall be indicated on the Certificate Schedule.

B. Initial Premium - On the Effective Date of the Certificate Schedule, the Insured shall forward the appropriate initial premium due to the Company to establish coverage as of the Effective Date.

C. Payment of Renewal Premium - For coverage to be renewed, the entire renewal premium must be paid no later than the fifteenth (15th) day of the second month following the month in which each anniversary of the Effective Date occurs. For example, if the Effective Date was January 12, renewal premium must be paid by March 15. The Company shall give the Servicer, if a Servicer is shown on the records of the Company, or otherwise, the Insured, notice of the renewal premium due date. If the renewal premium is not paid by the last day of the grace period provided above, then the liability of the Company shall terminate as of 12:01 a.m. on the later of the last anniversary of the Effective Date through which the premium has been paid, or, if a non-payment notice is required by applicable law, the last day of the cure period specified in such non-payment notice or as may be required by applicable law (the "Lapse Date"). However, failure to pay a renewal premium will not impair or terminate coverage for Defaults occurring prior to the Lapse Date. Notwithstanding the foregoing, if the renewal premium is not paid by the last day of the above-stated grace period and such Loan is among a group of Loans whose coverage has lapsed due to the transfer, seizure or surrender of the servicing for such Loans, the Insured shall have an additional sixty (60) day grace period in which to pay the renewal premium for such Loan.

D. Full Premium Payment - The Company shall have the right to hold in a suspense account for up to ninety (90) days any premium payment received, without obligation to apply such premium to coverage while any of the following circumstances exist:

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      1. The payment received is less than the full amount of the premium due with respect to a Certificate;

      2. Information received with the payment is insufficient to identify the Loan to which the payment applies.

      At the end of the ninety (90) day period if the Company has not been able to resolve the suspended premium payment with the Insured, then the Company shall either refund the payment or be deemed to have accepted and applied it without lapse of coverage. Where the Company has received notice that there is a Servicer for a Loan then, if a premium is refunded, the Insured shall be notified that such refund was made and shall have sixty (60) days from such notice to cure or perform the conditions precedent to coverage.

E. Cancellation by the Insured of Coverage for a Loan - The Insured may cancel coverage with respect to a Loan by making a request for cancellation to the Company in writing or via any medium acceptable to the Company. Upon receipt thereof, for coverage having refundable premiums, the Company shall refund such sum as may be determined to be due in accordance with the appropriate cancellation or premium schedule. The Company reserves the right to net out any unpaid premium from any premium refund. However, no refund on a Certificate will be paid if a notice of Default has been filed unless the Insured waives its rights to the Insurance Benefit with respect to that Loan. Cancellation of coverage for a Loan will not cancel this Policy.

F. Cancellation of Policy - Once coverage has become effective with respect to a Loan, this Policy may not be canceled by the Company for as long as any Certificate assigned under this Policy remains in force. If the Insured desires to cancel this Policy, it may do so by canceling all outstanding Certificates that have been issued under this Policy.

G. Loan Modifications - Unless prior written approval is obtained from the Company, the Insured shall not make any change in the terms of any Loan including, but not limited to, any change in the amount of the indebtedness, the interest rate, the use of escrow funds or other funds, term or amortization schedule of the Loan, change in the Property, nor release any Borrower from liability on a Loan, provided, however, that changes in the Loan permitted by the instrument evidencing the Loan shall be deemed approved without prior approval.

H. Assumptions and Balloon Restructures - The renewal or restructure of a Loan at the maturity of a Balloon Payment (hereinafter defined) and the assumption of a Loan by a purchaser of the Property, with or without the release of the original Borrower, are changes to a Loan requiring the Company's prior approval as set forth in Section II., G., (Loan Modifications) above, provided, however, that if under applicable law, the Insured cannot enforce the "Due on Sale" provision of a Loan, then the Company will be deemed to have approved the assumption of such Loan. Notwithstanding anything to the contrary in this Section II., H., the Company will be deemed to have approved the assumption of any Loan where no release is requested and under Section II-406.02 of the Federal National Mortgage Association's Servicing Guide or any successor provision thereof, or any similar provision

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================

      of the Federal Home Loan Corporation's Sellers' & Servicers' Guide, the assumption is an "exempt transaction" that the Servicer is to approve without review of the terms of the transaction.

I.    Increase in Loan Amount - In addition to the approval requirement of
      Section II., G., (Loan Modifications) above, if the principal balance of a Loan is increased (excluding any Negative Amortization), the Insured shall pay an additional premium corresponding to the increase in coverage, at the then prevailing premium rate.

J. Approval of Loan Modifications - The Company shall not unreasonably withhold any approval required to be obtained in connection with any of the changes listed in Sections II., G., and H.,; however, failure by the Insured to obtain any such approval with respect to any Loan shall constitute a waiver of coverage for that Loan and the Company shall refund premium for the period following such waiver.

K. Servicing - The Loans will be serviced by one of five servicers qualified and approved by the Company and the Insured. Unless the prior written approval of the Company is obtained, the Servicing of any of the Loans may not be transferred, sold, or assigned unless such transfer, sale or assignment is approved in writing by the Company. The Company shall not unreasonably withhold approval of a proposed servicer. The Company's approval shall be deemed to be given for the transfer, sale or assignment of all or part of the Loans to a federally insured bank or savings association, an institutional investor, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), Fannie Mae, or to a Fannie Mae or Freddie Mac approved mortgage banker, provided that notice of the same is given as required by this paragraph.

L. Change of Insured - If all of the Loans are transferred, sold or assigned by the Insured, coverage will continue PROVIDED THAT (a) notice thereof is given to the Company within thirty (30) days of such change,
      (b) the change in ownership, however denominated, is not occasioned by the redemption, repurchase, cancellation or other method of extinguishing the transaction pursuant to which the Loans were securitized, and (c) the Company approves the change in writing. The Company shall not unreasonably withhold approval of an new Insured.

M.    Coordination and Duplication of Insurance Benefits -

      1. If any portion of a Loan is uninsured, all payments made by the Borrower on the Loan shall be allocated to the insured portion of the Loan in the same ratio as the insured principal amount bears to the total principal amount of the Loan. The Insurance Benefit hereunder shall likewise be calculated on the same pro rata basis.

      2. The Insured shall not carry duplicate mortgage guaranty insurance (other than mortgage guaranty pool insurance or supplemental mortgage guaranty insurance) on any Loan.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      3. If at the time of Default there is any other valid and collectible insurance in effect for the Loan which would attach if this insurance were not in effect, then the coverage under this Policy shall apply only as excess coverage and in no event as contributing insurance.

N. Mitigation of Loss - The Insured and its Servicer shall attempt to limit and mitigate loss by adhering to customary servicing standards applicable to delinquent Loans, which may include in appropriate cases, but is not limited to, trying to obtain a cure of Defaults and trying to effectuate a Pre-Arranged Sale or voluntary conveyance of the Property. The Insured shall permit the Company to participate in workout activities for any Loan in Default. Failure of the Insured to materially comply with this Section II., N., with respect to any Loan shall entitle the Company to adjust the Claim Amount by the amount the Company was damaged by such noncompliance. The Company shall attempt to limit and mitigate any loss to the Insured which will not be covered by the Insurance Benefit provided under this Policy.

III.  Exclusions from Coverage

      The Company shall not be liable for, and the Policy shall not apply to, extend to or cover the exclusions listed below. In the event that coverage is excluded for any Loan, the Company will refund all premium for that Loan for the period following the occurrence of the event giving rise to such exclusion. Except where prohibited by law, if the damage to the Company arising from an excluded event can be reasonably quantified, the Company shall adjust the Claim Amount by the amount of such damage rather than exclude coverage altogether for such Loan, unless a refund of premium as provided for in the preceding sentence would provide a greater payment to the Insured.

A. Balloon Payment Exclusion - Any Claim arising out of or in connection with the failure of the Borrower to make any payment of principal and interest due under the Loan, which payment becomes due when the Insured exercises its right to call the Loan when not in default or because the term of the Loan is shorter than the amortization period, and which payment is for an amount more than twice the regular periodic payment of principal and interest that are set forth in the Loan (commonly referred to as a "Balloon Payment"); provided, however, that this Exclusion shall not apply if the Insured or its Servicer offers the Borrower in writing, before the due date of the Balloon Payment, a renewal or extension of the Loan, or a new loan at then current market rates, in an amount not less than the then outstanding principal balance and with no decrease in the amortization period and the Borrower declines to seek such renewal or refinancing.

B. Effective Date Exclusion - Any Claim resulting from a Default occurring before the Effective Date of the Policy or after its lapse, cancellation, or expiration; or after coverage is canceled with respect to the Loan.

C. Incomplete Construction Exclusion - Any Claim when, as of the date of such Claim, construction of the Property had not been completed in accordance with the construction plans and specifications approved by the Loan originator at the time the Loan was originated or in accordance with the Original Appraisal. (This Incomplete Construction Exclusion shall not apply if the construction of

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      the Property has been fully completed and, if Physical Damage occurs during construction, any repairs necessary to restore the Property to its complete condition, reasonable wear and tear excepted, have been completed.) However, coverage for a Default occurring during construction may be excluded by Section III., B., (Effective Date Exclusion) above.

D. Residential Property Exclusion - Any Claim where the Property is not, as of the date the Loan is Closed, on the Effective Date, and on the date the Claim is filed, Residential real property.

E. Negligence and Fraud Exclusion - Any Claim involving or arising out of, or any Claim where the origination of the Loan or extension of coverage hereunder involved or arose out of, any dishonest, fraudulent, criminal, or knowingly wrongful act (including error or omission) by the Insured, the Servicer or any agent of the Insured or Servicer; or any Claim involving or arising out of the negligence of the Insured or the Servicer, which negligence is material either to the acceptance of the risk or to the hazard assumed by the Company.

F. Non-Approved Servicer Exclusion - Any Claim occurring when the Servicer, at the time of Default or thereafter, was not approved by the Company, provided, however, that this Non-Approved Servicer Exclusion shall not apply to any Loan for which a Default occurs within 150 days after the Company withdraws approval of the Servicer for such Loan. If the Company decides to withdraw approval of a Servicer it shall give written notice of that decision to the Insured for each affected Loan as shown in the Company's records.

G. Physical Damage Exclusion - Any Claim where there is Physical Damage to the Property, occurring or manifesting itself after the Effective Date; provided, however, that this exclusion will not apply (i.e., the Company will provide coverage for a Claim) where Physical Damage has occurred to the Property if:

      1. The Default giving rise to a Claim was not primarily caused by an Uninsured Casualty occurring prior to such Default, and the Company has elected to pay either the Percentage Option or the Pre-Arranged Sale Option as the Insurance Benefit for the Loan; or

      2. The Property has been restored to its condition as reported in the Original Appraisal (as fully completed), reasonable wear and tear excepted. The Insured may elect to accept a reduction in the Claim Amount by an amount equal to the estimated cost to completely restore the Property as would otherwise be required by this exclusion rather than be required to restore the Property to obtain an Insurance Benefit under this Policy. In the event the Company relies on an estimate for such restoration that is not obtained by the Insured, then the Company shall, at the request of the Insured, provide a copy of such estimate to the Insured.

H. Loan to Value Ratio Exclusion - Any Claim where the original principal balance of the Loan exceeded one hundred percent (100%) of the FMV of the Property at the time the Loan was originated, and such fact was not disclosed to the Company at the time coverage under this Policy was extended to such Loan.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


I. Negative Amortization Exclusion - Unless otherwise endorsed, any Negative Amortization with respect to a Loan.

J. Defenses to Loan Exclusion - That portion of any Claim equal to the amount of the indebtedness from which the Borrower is released, or any Claim against which the Borrower successfully asserts defenses that have the effect of releasing, in whole or in part, the Borrower's obligations to repay the Loan, provided, however, this Defenses to Loan Exclusion shall not apply where the release of the Borrower is the result of a bankruptcy "cram down" so long as the Insured has continued to pay premium on the full amount of the indebtedness and that all other conditions of this Policy have met.

K. Environmental Impairment Exclusion - Any Claim where there is Environmental Impairment to the Property which existed prior to the Effective Date if the existence, or suspected existence, of the Environmental Impairment was not disclosed in the Application and the Environmental Impairment (i) is a principal cause of the Default, and
      (ii) has made the principal Residential structure on the Property uninhabitable. A structure will be considered "uninhabitable" if generally recognized standards for residential occupancy are violated or if, in the absence of such standards, a fully informed and reasonable person would conclude that such structure was not safe to live in without fear of injury to health or safety. Notwithstanding the foregoing, this exclusion shall not apply if the Insured has removed or remedied the condition that constitutes the Environmental Impairment or the Insured has removed the hazardous character of such condition in accordance with applicable federal, state or local laws.

IV.   Conditions Precedent to Payment of Claim

      The following Claim payment procedures contain the conditions precedent to, and additional limitations upon the Company's obligation to pay Insurance Benefits under this Policy:

      A.    Notice of Default - The Insured shall give the Company notice:

            1. Within forty-five (45) days of Default, if it occurs when the first payment is due under a Loan; or

            2. Not later than the last business day of the month following the month in which the first of the following events occur:

                  a. The date when the Borrower becomes three (3) periodic payments in Default on the Loan if the periodic payments are made monthly, and not later than ninety (90) days after the occurrence of a Default for Loans having periodic payments more often than once a month; or

                  b. Foreclosure or other Appropriate Proceedings have been commenced.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      Such notice shall be on forms provided by or approved by the Company or via a medium acceptable to the Company. Unavailability of Company forms is not a valid reason for delay in reporting. Failure to report a Default as required by this Section IV., B., shall entitle the Company to deduct from the Claimable Amount of a Claim thirty (30) days of interest accruing on the Loan during the period between the date the notice of Default should have been filed and the date it was submitted to the Company.

B. Monthly Reports - Following a notice of Default on a Loan or the commencement of Appropriate Proceedings, the Insured shall give the Company monthly reports on forms furnished or approved by the Company or via a medium acceptable to the Company, on the status of the Loan and on the servicing efforts undertaken to remedy the Default or conclude the Appropriate Proceedings. These monthly reports shall continue until the Borrower is no longer in Default, the Appropriate Proceedings terminate, or until title to the Property has been transferred to the Insured.

C. Company's Options after Notice of Default - If the Company so directs, at any time after receiving the Insured's notice of Default, the Insured shall file a Claim within twenty (20) days and the Company may elect to pay the Insurance Benefit pursuant to the Percentage Option. Thereafter, following the Insured's acquisition of the Borrower's Title to the Property, the Insured shall be entitled to file a supplemental Claim in an amount equal to the sum of the Advances not included in the initial Claim, plus any Deficiency Expenses (See Section I.,R.) subject to the limitations and deductions of Section V., B., (Calculation of Claim Amount) and such supplemental Claim shall be paid by the Company in accordance with the Percentage Option.

D. Voluntary Conveyance - The Insured may accept a conveyance of title from the Borrower in lieu of foreclosure or other proceedings if:

      1. The ability of the Insured to preserve, transfer and assign to the Company the Insured's rights against the Borrower is not impaired; and

      2. The rights of the Company under this Policy against such Borrower are not adversely affected; or if

      3. The written approval of the Company has been obtained; provided, however, it is understood that such approval shall not constitute nor be deemed an admission of liability by the Company with respect to coverage for the related Loan.

E. Appropriate Proceedings - The Insured MUST begin Appropriate Proceedings when the Loan becomes six (6) months in Default unless the Company provides written instructions that some other action be taken. The Company reserves the right to direct the Insured to institute Appropriate Proceedings at any time after Default. When either defending against or bringing Appropriate Proceedings, the Insured shall report the status of these proceedings to the Company as reasonably and expeditiously as possible.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      In conducting Appropriate Proceedings, the Insured shall:

      1. Diligently pursue the Appropriate Proceedings once they have begun;

      2. Apply for the appointment of a receiver and assignment of rents, if permitted by law, requested by the Company, and appropriate for the Property;

      3. At the request of the Company, furnish the Company with copies of all notices and pleadings filed or required in the Appropriate Proceedings;

      4. Act so that its ability to preserve, transfer and assign to the Company its rights against the Borrower is not impaired; and so that the rights of the Company under this Policy against the Borrower are not adversely affected, including any rights to obtain a deficiency judgment, provided that the Insured shall not be required to pursue or establish a deficiency against the Borrower in those states where the Company is not permitted to pursue such a deficiency;

      5. Bid an amount at the foreclosure sale which is not less than the minimum amount nor more than the maximum amount set forth below, unless the Company notifies the Insured of other instructions or waives its right to give bidding instructions, in writing.

            a. If the FMV of a Property is less than the Uninsured Loan Balance, the Insured shall start bidding at not less than the FMV of the Property and may continue bidding up to a maximum of the Uninsured Loan Balance.

            b. If the FMV of a Property is greater than the Uninsured Loan Balance, the Insured shall start bidding at not less than the Uninsured Loan Balance up to a maximum amount equal to the Claim Amount.

            If other bidding instructions are provided they will not specify a maximum bid that is less than the Uninsured Loan Balance, and, if the Property is subject to redemption for less than the outstanding amount of the Loan, then such other bidding instructions will not specify an opening bid of less than the Uninsured Loan Balance.

F. Pre-Arranged Sales - In the event of Default on a Loan, it shall be a condition precedent to payment of any Insurance Benefit on the Loan that
      (i) the Insured attempt to obtain a Pre-Arranged Sale of the Property whenever reasonable, and (ii) the Insured shall authorize its broker, when requested by the Company, to release marketing information for the Property to the Company, if requested by the Company, unless the Insured shall have notified the broker that the Company's right to acquire the Property has expired or been waived. For purposes of this section, a "Pre-Arranged Sale Offer" means an offer to purchase the Property received by the Insured, together with a schedule of (i) expense items proposed by the Insured to be included in the settlement amount of the Pre-Arranged Sale Offer is accepted and the proposed Property sale closes, and (ii) the Insured's then-

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      estimated amounts thereof. Pre-Arranged Sale Offers that the Insured chooses to submit to the Company will be approved or rejected by the Company.

G.    Claim Requirements - The Insured must provide the Company with:

      1. A completed form furnished or approved by the Company for payment of a Claim ("Claim for Loss Form"); and

      2. All information reasonably requested on the Claim for Loss Form together with all documentation requested on or necessary to complete such Claim for Loss Form; and

      3. Evidence satisfactory to the Company that the Insured has acquired the Borrower's Title to the Property, except where the Company has elected the Pre-Arranged Sale Option provided, however, if the primary cause of the Default was a circumstance or event which would prevent the Insured from obtaining Good and Merchantable Title, then no matter which settlement option the Company elects, the Insured must comply with the requirements of Section IV., G., 4, as if the Company had elected the Acquisition Option; and

      4. In the event the Company elects the Acquisition Option, a recordable deed in normal and customary form containing the usual warranties and covenants conveying to the Company or its designee Good and Merchantable Title to the Property, along with evidence satisfactory to the Company that the Insured has acquired and can convey to the Company or its designee Good and Merchantable Title to the Property; and

      5. All other documentation or information reasonably requested by the Company for purposes of investigating and/or adjusting the Claim; and

      6. Access to the Property for purposes of determining its value, and for investigating and/or adjusting the Claim; provided, however, if the Company elects the Acquisition Option, then Possession of the Property must be provided by the Insured, unless the Company waives this requirement in writing.

V.    Loss Payment Procedure

A.    Filing of Claim - The Insured shall file a Claim no later than sixty
      (60) days after the earlier of acquiring the Borrower's Title to the Property or a Pre-Arranged Sale, provided that if the Company elects to acquire the Property, then no later than sixty (60) days after the Insured acquires Good and Merchantable Title to the Property. Failure of the Insured to file a Claim within this time period shall (i) relieve the Company of any obligation to include in the Claim Amount interest and Advances accruing on the Loan after such sixty (60) day period has expired, and (ii) entitle the Company to adjust such Claim to the extent that the Company is prejudiced by such late filing of the Claim, up to 100% of the Insurance Benefit.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      Unavailability of Company forms is not a valid reason to delay filing a Claim. If a Claim filed by the Insured is incomplete the Company shall within twenty (20) days of receipt of a Claim, notify the Insured of all items needed to perfect such Claim. If no notice of deficiency of the Claim is sent within the twenty (20) day period following receipt of the Claim by the Company, then the Claim shall be deemed to be perfected as of the date the Company received the Claim.

B. Calculation of Claim Amount - The Claim Amount for any Loan shall be an amount equal to the sum of:

      1. The Default Amount but excluding any portion of the principal balance attributable to any increase therein after the first payment is due and payable, and excluding capitalized penalty interest or late payment charges. (See Section III., I., (Negative Amortization Exclusion) THIS POLICY DOES NOT COVER NEGATIVE AMORTIZATION UNLESS SUCH COVERAGE IS ENDORSED FOR A LOAN); and

      2. The amount of accumulated delinquent interest due on the Loan at the contract rate stated in the Loan from the date of Default through the date that the Claim is submitted to the Company, but excluding applicable late charges and penalty interest; additional interest computed on the Default Amount until the Pre-Arranged Sale of the Property, and thereafter until the Pre-Arranged Sale closing information is submitted, computed on the Default Amount reduced by the net proceeds of such Pre-Arranged Sale (For purposes of this Section, "late charges and penalty interest" includes, but is not limited to, increases in interest rate caused by non-performance of the Borrower. In no event will the Claim Amount include interest at a rate other than what the Insured would receive if the Loan were paid as current in accordance with its own terms); and

      3.    The amount of Advances made by the Insured; provided that:

            a. Attorney's fees advanced thereunder shall not exceed three percent (3%) of the sum of the (1) and (2) above; and

            b. Payment for Advances other than Attorney's fees, shall be prorated through the earlier of the date the Claim is submitted to the Company or the Pre-Arranged Sale of the Property;

      4. All rents and other payments (excluding proceeds of fire and extended coverage insurance and proceeds of a Pre-Arranged Sale) collected or received by the Insured, which are derived from or in any way related to the Property;

      5. The amount of cash available to the Insured remaining in any escrow account as of the last payment date;

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      6. The amount of cash to which the Insured has retained the right of possession as security for the Loan; and

      7. The amount paid under applicable fire and extended coverage policies which has not been applied to either the restoration of the Property, if the Property suffered Physical Damage, or to the payment of the Loan; and

      8. The amount expended by the Insured for Advances requiring approval by the Company which are not in compliance with the Company's guidelines and which have not been approved by the Company.

C. Payment of Insurance Benefit - The Company, at its sole option, shall elect one of the following three options and pay to the Insured, on or before the last day of the Claim Settlement Period, as the Insurance Benefit, either:

      1. The Acquisition Option which shall equal the Claim Amount less the amount of any payments of Loss previously made by the Company with respect to the Loan, payable in exchange for the conveyance of Good and Merchantable Title to and Possession of the Property; provided, however, that if the Insured is unable to perform any conditions precedent to payment of a Claim within the later of thirty (30) days after the redemption period or ninety (90) days after the Claim Adjustment Period, then, so long as the Claim is not otherwise excluded, the Insured may retain title to the Property and the Insurance Benefit under this Acquisition Option shall be an amount equal to the Company's Anticipated Loss in connection with such Property ; or

      2. The Percentage Option which is an amount equal to the Claim Amount multiplied by the percentage of coverage specified in this Policy, or

      3. The Pre-Arranged Sale Option is an amount equal to the lesser of the Percentage Option or the Insured's actual loss in connection with a Pre-Arranged Sale of the Property. The Insured's actual loss shall be an amount equal to the Claim Amount plus all reasonable costs incurred in obtaining and closing such sale less the proceeds of the Pre-Arranged Sale.

      In addition to payment under one of the foregoing options, the Company will pay whatever Deficiency Expenses are payable to the Insured pursuant to Section V., D. (Deficiency Expenses).

      In the event that a Pre-Arranged Sale fails to close prior to the end of the Claim Settlement Period, the Company may postpone payment of the Insurance Benefit for up to (90) ninety days, or if earlier, until such Pre-Arranged Sale closes or is terminated, provided that interest on the Default Amount at the rate due upon the Loan during such postponement is paid to the Insured.

      Further, in the event the Property is redeemed after the payment of the Percentage Option, the Insured shall be obligated to promptly refund to the Company the amount, if any, by which the redemption price plus the Insurance Benefit exceeds the Claim Amount.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      In the event the Company does not pay the Insurance Benefit within the Claim Settlement Period, it will pay interest on the Insurance Benefit at the rate due under the Loan from the last day of the Claim Settlement Period until the Claim is paid.

D. Deficiency Expenses - Notwithstanding the provisions of Section V., C., (Payment of Insurance Benefit) above, in the case where a deficiency against the Borrower is being pursued solely at the request of the Company, then any Deficiency Expenses shall be added to the amount of the Insurance Benefit. If a deficiency against a Borrower is being pursued as part of Appropriate Proceedings, for the benefit of both the Insured and the Company, then at the time such deficiency rights are established or a deficiency judgment is obtained, whichever shall occur first, the Deficiency Expenses plus any similar expenses incurred by the Company in connection with such deficiency shall be settled between the parties on the same pro rata basis set forth in Section VI., B. (Subrogation) for the settlement of deficiency recoveries. Expenses and costs arising after that point shall be treated as collection expenses to be netted against the deficiency recovery, if any, (and, if none, to be shared between the parties on the same pro rata basis when it becomes clear that nothing will be recovered).

      To facilitate the decision of whether to pursue or establish a deficiency against a Borrower, the Insured shall provide the Company with any information it may have relevant to collecting on a deficiency judgment for that case. The Company will discuss all such information it may have with the Insured so that the parties can decide whether any Appropriate Proceedings (necessary to establishing or pursuing a deficiency) are to be pursued for the benefit of both parties or whether one of the parties will elect not to participate in any recovery. The Insured will be deemed to be participating in Appropriate Proceedings solely at the request of the Company when such proceedings are not a condition precedent to obtaining Borrower's Title to or Possession of a Property and, after the parties have exchanged information on the Loan, the Insured has advised the Company in writing why the Insured does not wish to participate in such proceedings.

E.    Discharge of Obligation - Any payment by the Company in accordance with
      Section V., C., (Payment of Insurance Benefit) and, if applicable,
      Section V., D., (Deficiency Expenses) or Section IV., C., (Company's Options after Notice of Default), taking into account appropriate adjustments, shall be a full and final discharge of the Company's obligation under this Policy with respect to the related Loan. Notwithstanding the preceding sentence, the Company shall not be relieved of its obligation to pay any appropriate supplemental Claims filed pursuant to Section IV., C., (Company's Options after Notice of Default) or as may otherwise be agreed to by the Company.


VI.   Additional Conditions

A. Proceedings of Eminent Domain - In the event that part or all of the Property is taken by eminent domain, condemnation or by any other proceedings by federal, state or local governmental unit or agency, the Insured shall require that the Borrower apply the maximum permissible amount of any

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      compensation awarded in such proceedings to reduce the principal balance of the Loan, in accordance with the law of the jurisdiction where the Property is located.

B. Subrogation - The Company shall be subrogated pro rata, to the full extent permitted by law (except where the Company is prohibited by law from pursuing recovery of a Loan), to all of the Insured's Recovery Rights with respect to a Loan, upon payment of a Claim hereunder. "Recovery Rights" shall mean all rights of recovery against the Borrower and any other Person or organization relating to the Loan or to the Property. The Company's pro rata share of the net deficiency recovered (i.e., amounts recovered less reasonable costs and expenses) with respect to any Loan shall be the amount of the Insurance Benefit divided by the amount of the deficiency judgment. Internal staff costs and overhead expenses shall not be deducted in determining the amount of a net deficiency recovery unless specifically agreed to in writing by the parties.

      The Insured hereby designates the Company its exclusive agent (i) to pursue all of the Insured's Recovery Rights to which the Company has not become subrogated by payment of a Claim (i.e., the Insured's share of the Recovery Rights), (ii) to file any action in the Company's name as assignee of the Insured, to collect on the Insured's Recovery Rights, and (iii) to settle and compromise any such Recovery Rights on behalf of the Insured, it being understood and agreed that the Company shall have the exclusive rights to pursue and settle all Recovery Rights for any Loan on which a Claim payment is made hereunder, unless waived in writing by the Company. If the Company decides not to pursue Recovery Rights with respect to a Loan, then the Company shall issue a written waiver of its subrogation and management rights to the Insured. The Insured shall execute and deliver at the request of the Company such instruments and documents, and undertake such actions as may be necessary to transfer, assign and secure such Recovery Rights to the Company. The Insured shall refrain from any action, either before or after payment of a Claim hereunder that shall prejudice such Recovery Rights.

      Notwithstanding any provision in the foregoing paragraph to the contrary, in the event the Insured has, in addition to Recovery Rights against a Borrower or any other Person, a claim or claims against such Borrower or other Person not related to the Recovery Rights, then the Insured shall have the right to pursue in its own name all the Recovery Rights in conjunction with the Insured's other claim or claims, and the Company will waive its right to manage the pursuit of the Recovery Rights.

      The execution by the authorized party, even if it be a party other than the Insured, of a release or waiver of the right to collect the unpaid balance of a Loan, if it has such effect, shall release the Company from its obligations hereunder to the extent and amount of such release or waiver, unless the Company is prohibited by law from pursuing recovery of such Loan.

C. Representations and Reliance; Incontestability - All statements made by the Insured, the Servicer, the Borrower or any other Person in any part of the Application, including the Original Appraisal, plans and specifications, or any exhibits or documents submitted therewith, are deemed to be the Insured's representations. The Company has issued this Policy and has extended coverage to

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      each Loan listed on the Certificate Schedule in reliance on the correctness and completeness of such representations as made or deemed to be made by the Insured.

      No Claim otherwise payable under this Policy with respect to a Loan will be denied, nor will the coverage for such Loan be rescinded, based on any misrepresentation in the Application made by the Borrower or any Person other than a First Party, once twelve (12) regularly scheduled periodic payments have been made on that Loan from the Borrower's Own Funds.

      Notwithstanding the foregoing provisions of this Section VI., C.,, the Company will not be precluded from denying a Claim or rescinding coverage for a Loan where prior to the Borrower making twelve (12) regularly scheduled payments from the Borrower's Own Funds, the Company notifies the Insured in writing that the Company has sufficient evidence to establish a reasonable belief that there was a material misrepresentation made in the Application with respect to such Loan and the Company provides a reasonable description of such misrepresentation.

D. Notice - Premium payments are to be paid as provided in Sections II., B., and C., and sent to the Company at the address listed on the Commitment, or as otherwise instructed by the Company in writing. All other notices, Claims, tenders, reports and other data required to be submitted to the Company by the Insured shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or via magnetic tape or other media in a manner approved by the Company, or (iv) sent by telephonic facsimile transmission, to the Company's home office at the following address and facsimile number:

      For Claim matters:

               PMI Mortgage Insurance Co.
               P. O. Box 193837
               San Francisco, California 94119
               Attention:  Claim Department
               Facsimile Number: (415) 788-8593

      For Customer Service matters:

               PMI Mortgage Insurance Co.
               P.O. Box 3836
               San Francisco, California 94119
               Attention:  Customer Service Department
               Facsimile Number:  (415) 291-6191

      All notices to the Insured shall be given to the Servicer unless the Company has not been notified that a Loan is being serviced by a Person other than the Insured, and shall be either (i) mailed postpaid, (ii) sent by overnight courier, (iii) transmitted electronically or magnetically in a manner approved by the Insured, or (iv) sent by telephonic facsimile transmission, to the Servicer, at the

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      address and facsimile number provided in writing by the Insured to the Company, or to the last known address and facsimile number for that Servicer, except that for facsimile transmissions, the Company shall confirm telephonically or otherwise the accuracy of the facsimile number used. Nonpayment notices under Section II., C. and notices required under Section III., F. shall be sent to both the Insured and the Servicer whenever the Company has been notified that the Servicer is a Person other than the Insured. All notices to the Insured and Servicer will be sent to those Persons whom the Company was last notified as owning or servicing the Loan, respectively, at the last known address for such Persons as reflected in the records of the Company.

      Either party may notify the other of a change in address in the same manner as provided for giving notice. All notices, Claims, tenders, reports and other data required to be submitted to the Company or to the Insured shall be deemed to have been given five (5) days after the same is deposited in the U.S. Mail, delivered to an overnight courier, or transmitted in a manner approved above, unless actually received earlier. If the Insured requests that notices be sent to a third party other than the Insured and Servicer, the Company agrees to use its best efforts to give such notices but the Company shall not incur any liability for failure to send any notice to any third parties.

E. Reports and Examinations - As pertinent to any Loan or the Policy, the Company may call on the Insured for such reports as it may deem reasonably necessary, and may inspect the files, books and records of the Insured as they pertain to any Loan or to the Policy. The Company has the right to require that any information which the Insured is required to provide under this Policy be certified as to its truthfulness and accuracy by an officer or properly authorized employee of either or both the Insured and the Servicer.

F. Arbitration - Unless prohibited by applicable law, any controversy or dispute, including any Claim made hereunder, arising out of or relating to this Policy, may, upon the mutual consent of all parties to the dispute, be settled by binding arbitration in accordance with the title insurance rules of the American Arbitration Association in effect on the date the demand for arbitration is made. If this remedy is elected by all parties to the dispute, then the decision of the arbitrator(s) shall be final and binding on all the parties, and shall be enforceable in any court of competent jurisdiction in the United States of America.

G.    Suit -

      1. No suit or action for recovery of any Claim or Insurance Benefit under this Policy shall be sustained in any court of law or equity unless the Insured has materially and substantially complied with the terms and conditions of this Policy, and unless the suit or action in equity is commenced within three (3) years or such longer period of time as may be required by applicable law, after
            (i) the Claim has been presented to the Company or (ii) the date on which the cause of action accrued, whichever is earlier. No suit or action on a Claim or Insurance Benefit may be brought against the Company until sixty (60) days have elapsed from the later of the date that the Insured is notified that Claim is perfected or from the date the Claim is

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


            deemed to be a Perfected Claim, unless the subject matter of the suit or action is whether a Perfected Claim has been filed.

      2. If a dispute arises concerning the Loan and involving either the Property or the Insured, the Company has the right to protect its interest by defending any action arising from such dispute, even if the allegations involved are groundless, false or fraudulent. The Company is NOT REQUIRED to defend any lawsuit involving either the Insured, the Property or the Loan. The Company shall also have the right to direct the Insured to institute suit on the Insured's behalf, if this suit is necessary or appropriate to preserve the Company's rights in connection with a Loan or Property. If any litigation costs and expenses incurred by either the Company or the Insured under this Section VI., G., arise out of an action involving the negligent or wrongful conduct or breach of contract on the part of the Insured, then the Insured shall bear all such costs and expenses, and in all other cases, the Company shall bear such costs and expenses.

H. Parties in Interest - This contract shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Insured and its permitted successors and assigns. Neither the Borrower, nor any successive owner of a Property, nor any pool insurance carrier, nor any other Person is included or intended as a third party beneficiary to this Policy. Payments made to the Insured hereunder are intended as indemnification for actual loss and shall not affect nor impair the Insured's rights of recovery against the Borrower subject, however, to the provisions of Section VI., B., (Subrogation). Because the Company and the Insured are the only parties to the Policy, they may agree to modify or amend or terminate this Policy or any Certificate without the consent of, or notice to, any Borrower, Servicer or any other Person.

I. Agency - Neither the Insured, its Servicer, its originators, nor any of their respective employees or agents shall be or shall be deemed to be agents of the Company, nor shall the Company be or be deemed to be an agent of the Insured or Servicer except to the extent of the Recovery Rights assigned to the Company pursuant to Section IV., B., (Subrogation). The Servicer is deemed to be an agent of the Insured for all purposes under this Policy, including, but not limited to, for receiving notices, payments of Insurance Benefit, settling Claims, and performing acts required of the Insured under this Policy excepting for receipt of notices required under Section III., F., (Non-Approved Servicer).

J. Governing Law; Conformity to Statute - This Policy, including the Certificate Schedule, Claim or Insurance Benefit related to any Loan, shall be governed by the law of the jurisdiction in which the original named Insured is located as shown in on the face page hereof. Any provision of this Policy which is in conflict with the law of the aforesaid jurisdiction is hereby amended to conform to the minimum requirements of that law.

K. Electronic Data Storage - It is understood that the Company may store information, the contents or images of documents or other data on electronic media or other media generally accepted for business records (such as microfiche). The Company and Insured agree that the data stored on such electronic or other media are equally acceptable between the parties for all purposes as information,

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


      documents or other data maintained in printed or written form, including but not limited to, for the purposes of litigation or arbitration.

L. No Waiver - Except as provided in Section VI., C., Representations and Reliance; Incontestability, nothing contained in this Policy shall be deemed to waive or limit the Company's rights arising at law or in equity to rescind or reform this Policy or the Certificate in the event that material misrepresentations of fact or fraudulent statements were relied upon by the Company in issuing this Policy or extending coverage hereunder to any Loan.

[COMPANY LOGO] pmi
MORTGAGE INSURANCE CO.(R)                                           BULK PRIMARY
                                                        FIRST LIEN MASTER POLICY
================================================================================


                           SCHEDULE ENDORSEMENT TO
                    BULK PRIMARY FIRST LIEN MASTER POLICY
                                (the "Policy")


POLICY ISSUED TO:                                     ATTACHED TO AND FORMING
                                                      PART OF POLICY NUMBER:
Deutsche Bank National Trust Company on behalf of           22803-0004-0
GSAA Home Equity Trust Series 2006-18
1761 East St. Andrew Place
Santa Ana, California 92705

EFFECTIVE DATE OF POLICY:                             EFFECTIVE DATE OF SCHEDULE
                                                      ENDORSEMENT:
November 30, 2006                                     November 30, 2006


The Schedule Endorsement hereby extends coverage under the above Policy of Insurance, from and after the date of this Schedule Endorsement, to those Loans listed in the Certificate Schedule attached hereto and made a part to this Schedule Endorsement (herein called "Schedule A").

The term "Effective Date" for the Loan(s) covered by this Schedule Endorsement shall mean the date stated above.

Except for the foregoing amendments, the Policy and all terms, conditions, provisions, and limitations of the Policy remain in full force and effect. None of the terms, conditions, provisions and limitations of the Policy have been varied, waived, altered or extended in any manner except as expressly set forth in this Schedule Endorsement.

IN WITNESS WHEREOF, the Company has caused this Endorsement to be signed by its duly authorized officers as of the Effective Date first above stated.


                          PMI MORTGAGE INSURANCE CO.

                                [COMPANY SEAL]

                               [OBJECT OMITTED]]


BY: /s/ David Katkov                       BY: /s/ Victor J. Bacigalupi
    ----------------------------------         ---------------------------------
    President                                  Secretary


                                                            UW 2510.01 (10/00)

PMI Mortgage Insurance Co.

[COMPANY LOGO]  PMI

                                         BULK PRIMARY FIRST LIEN MASTER POLICY
                                              BULK QUALITY PROGRAM ENDORSEMENT
===============================================================================



                      BULK QUALITY PROGRAM ENDORSEMENT TO
                    BULK PRIMARY FIRST LIEN MASTER POLICY,
                          FORMS UW 2510.00 (09/00) &
                             UW 2511.00 TX (09/00)


      Section VI., C., (Representations and Reliance; Incontestability) is hereby deleted in its entirety and there is substituted in its place the following:

            C. Representations and Reliance; Incontestability - The Company is extending coverage under the Policy to Loans pursuant to the Bulk Quality Program in reliance upon the truth and accuracy of the information contained in the Application, including information in the Insured's Loan files and the statements made in the electronic transmittal of Loan information to PMI. The Insured agrees that statements made by any First Party in any documents submitted to the Insured at the time the Loan is originated, are deemed to be the representations of the Insured. No Claim payable under this Policy with respect to a Loan, arising from a Default otherwise covered under the Policy, will be denied, nor will the Certificate for such Loan be rescinded based on any misrepresentation made by any person other than a First Party in the Application or in the electronic transmittal of Loan information to PMI.

      All conditions of the Policy not modified by this Endorsement remain in full force and effect for all Loans insured under the Policy.



      This Bulk Quality Program Endorsement attaches to Bulk Primary Master Policy Number 22803-0004 and is effective as of November 30, 2006.



                                                            UW 2510.10 (09/05)

PMI Mortgage Insurance Co.

[COMPANY LOGO] PMI                                   BULK PRIMARY MASTER POLICY
                                          BLOCKED PERSONS EXCLUSION ENDORSEMENT

================================================================================


                                ENDORSEMENT TO
                    BULK PRIMARY FIRST LIEN MASTER POLICY,
                        FORMS UW 2510.00 & UW 2511.00TX


It is understood and agreed that the Bulk Primary First Lien Master Policy ("Policy") is amended as follows:

The following provision is added as a new Section III.,L. ("Blocked Persons Exclusion"):

      L. Any Claim arising from or related to a Loan made null and void by any of the provisions of the Office of Foreign Asset Control Regulations found in Title 31, Chapter V, Parts 500 through 598 of the United States Code of Federal Regulations, or any other state or federal statute or regulation prohibiting the making of a Loan to a specified Person.


All other terms and conditions of the Policy remained unchanged.

                                                            UW 2510.08 (05/04)

                            PMI CERTIFICATE SCHEDULE
                         GSAA Home Equity Trust 2006-18
                              PMI Deal# 2006-0992
                                  Closing Date
                               November 30, 2006

No     Certificate Number       Loan Number  Coverage %     Loan Level Premium
1                40672869           1201223          16                  0.800
2                40665447         142862671          12                  0.439
3                40665455         142863695          11                  0.408
4                40665463         145378774           7                  0.232
5                40665471         146744461          12                  0.501
6                40665480         147718985          12                  0.312
7                40665340         149025314          16                  0.437
8                40665358         149815417          16                  0.687
9                40665366         150525103          16                  0.308
10               40665374         150628931          16                  0.338
11               40665382         150801264          16                  0.966
12               40665391         150903466          16                  0.593
13               40665404         150977346          12                  0.121
14               40665412         150997732          16                  0.802
15               40665421         151001062          12                  0.686
16               40665439         151017886          12                  0.165
17               40665544         151075322           6                  0.136
18               40665552         151198124          12                  0.927
19               40665561         151386513          12                  0.330
20               40665579         151394566          12                  0.639
21               40665587         151397916          16                  0.637
22               40665498         151403094          12                  0.731
23               40665501         151418407          12                  0.218
24               40665510         151463395          12                  0.720
25               40665528         151471885          12                  0.726
26               40665536         151488327          12                  0.400
27               40665595         151543311          12                  0.272
28               40665609         151575594          16                  0.640
29               40665617         151586658           6                  0.245
30               40665625         151602281          16                  0.769
31               40665633         151639465          15                  0.357
32               40665641         151646007          12                  0.293
33               40665650         151681681          12                  0.454
34               40665668         151684271          16                  0.474
35               40665676         151691938          12                  0.611
36               40665684         151696564          12                  0.528
37               40665692         151722428          12                  0.323
38               40665706         151734258          12                  0.200
39               40665714         151734647          16                  0.970
40               40665722         151751161          12                  0.426
41               40665731         151759552          12                  0.220
42               40665749         151759719          12                  0.220
43               40665757         151771938          12                  0.772
44               40665765         151781358          12                  0.291
45               40665773         151792777          10                  0.205
46               40665781         151800588          16                  0.324
47               40665790         151805496          12                  0.403
48               40665803         151813748           9                  0.471
49               40665811         151824844          16                  0.616
50               40665820         151838752          16                  0.259
51               40665838         151847159          12                  0.450
52               40665846         151873718          16                  0.564
53               40665854         151883691           3                  0.138
54               40665862         151896396           7                  0.417
55               40665871         151906351          12                  0.334
56               40665889         151910049          12                  0.781
57               40665897         151915451          12                  0.588
58               40665901         151924305          16                  0.249
59               40665919         151930187          12                  0.136
60               40665927         151935715          15                  0.943
61               40665935         151939048           6                  0.129
62               40665943         151939717          12                  0.405
63               40665951         151949013          12                  0.279
64               40665960         151953387          12                  0.152
65               40665978         151966165          12                  0.638
66               40665986         151968278          12                  0.279
67               40665994         151968799          16                  0.672
68               40666001         151969649          12                  0.325
69               40666010         151971249          12                  0.334
70               40666028         151972056          12                  0.545
71               40666036         151974003          16                  0.261
72               40666044         151977683          16                  0.500
73               40666052         152006904          12                  0.631
74               40666061         152007217          12                  0.232
75               40666079         152009098           6                  0.172
76               40666087         152010443          14                  0.340
77               40666095         152012589          12                  0.395
78               40666109         152020962          16                  0.754
79               40666117         152026001           5                  0.167
80               40666125         152027058          15                  0.696
81               40666133         152029799          15                  1.055
82               40666141         152034013          12                  0.272
83               40666150         152036059          12                  0.332
84               40666168         152037354          12                  0.403
85               40666176         152047478          11                  0.138
86               40666184         152049565          12                  0.313
87               40666192         152055174          12                  0.334
88               40666206         152064697          12                  0.275
89               40666214         152066999          12                  0.328
90               40666222         152067047          12                  0.798
91               40666231         152075537          12                  0.443
92               40666249         152080982           9                  0.394
93               40666257         152081733          12                  0.385
94               40666265         152086179          16                  0.385
95               40666273         152089579          16                  1.042
96               40666281         152096574          12                  0.579
97               40666303         152119475          12                  0.310
98               40666311         152121497          12                  0.306
99               40666320         152121638          12                  0.544
100              40666338         152123063          12                  0.464
101              40666346         152125423          12                  0.521
102              40666354         152129078          12                  0.391
103              40666362         152130654          12                  0.249
104              40666389         152132957          12                  0.401
105              40666397         152148565          12                  0.486
106              40666401         152151387          16                  0.693
107              40666419         152155073          16                  0.489
108              40666427         152155834          16                  0.306
109              40666435         152157384          15                  0.668
110              40666443         152157426          12                  0.227
111              40666451         152159158          16                  0.472
112              40666460         152167854          15                  0.690
113              40666478         152168084          12                  0.448
114              40666486         152172987          12                  0.532
115              40666494         152173365          16                  0.391
116              40666508         152174777          16                  0.585
117              40666516         152188124           7                  0.142
118              40666524         152190542           6                  0.268
119              40666532         152191482          12                  0.600
120              40666541         152195442          16                  0.874
121              40666559         152195707          12                  0.230
122              40666567         152202669          12                  0.243
123              40666575         152202842          16                  0.734
124              40666583         152209425          12                  0.762
125              40666591         152213708          12                  0.303
126              40666605         152216743           9                  0.104
127              40666613         152220596          12                  0.242
128              40666621         152222725          12                  0.403
129              40666630         152228763          16                  0.850
130              40666648         152231437          15                  0.211
131              40666656         152235099           7                  0.295
132              40666664         152235172          16                  0.598
133              40666672         152236964          16                  0.704
134              40666681         152239638          16                  1.176
135              40666699         152240933          12                  0.487
136              40666702         152244398          12                  0.632
137              40666711         152251757          12                  0.468
138              40666729         152252193          16                  0.395
139              40666737         152253944          16                  0.496
140              40666745         152260147          12                  0.469
141              40666753         152266284          16                  0.312
142              40666761         152271987          12                  0.393
143              40666770         152274197          12                  0.655
144              40666788         152274411          12                  0.606
145              40666796         152275095          12                  0.358
146              40666800         152275228          16                  0.610
147              40666818         152276861          12                  0.440
148              40666826         152277299           6                  0.074
149              40666834         152277885          16                  0.799
150              40666842         152288171          16                  0.820
151              40666851         152290136          16                  0.264
152              40666869         152290425          16                  0.342
153              40666877         152292637          16                  0.951
154              40666885         152293197          12                  0.434
155              40666893         152297578          16                  0.982
156              40666907         152301818          12                  0.266
157              40666915         152301982          16                  0.361
158              40666923         152305355          16                  0.955
159              40666931         152306288          11                  0.184
160              40666940         152309068          12                  0.481
161              40666958         152309688          15                  0.881
162              40666966         152309761          12                  0.299
163              40666974         152310132          10                  0.463
164              40666982         152313276          16                  0.761
165              40666991         152313631          16                  0.472
166              40667008         152314373          15                  0.251
167              40667016         152315511          15                  0.233
168              40667024         152318887          16                  0.222
169              40667041         152322046          12                  0.330
170              40667059         152329694          16                  0.190
171              40667067         152330924           9                  0.415
172              40667075         152331054          12                  0.182
173              40667083         152332128          16                  0.988
174              40667091         152333803           5                  0.182
175              40667105         152335089          16                  0.775
176              40667113         152341673          16                  1.081
177              40667121         152342176          16                  0.801
178              40667130         152344255          12                  0.235
179              40667148         152347027          12                  0.153
180              40667156         152350476          12                  0.804
181              40667164         152353983          12                  0.193
182              40667172         152356051          12                  0.125
183              40667181         152361697          14                  0.727
184              40667199         152365029          12                  0.737
185              40667202         152366118          16                  0.233
186              40667211         152368676          11                  0.170
187              40667229         152371928          12                  0.423
188              40667237         152372124          12                  0.482
189              40667245         152372165          16                  0.636
190              40667253         152373429          16                  1.046
191              40667261         152375887          12                  0.306
192              40667270         152377347          16                  0.488
193              40667288         152380275          16                  0.458
194              40667296         152385266          12                  0.453
195              40667300         152386215          10                  0.547
196              40667318         152389979          12                  0.489
197              40667326         152390407          16                  0.806
198              40667334         152390589          12                  0.381
199              40667342         152391579          12                  0.385
200              40667351         152392536          16                  0.854
201              40667369         152392692          16                  0.880
202              40667377         152393179          16                  0.402
203              40667385         152393252           2                  0.081
204              40667393         152393922          12                  0.289
205              40667407         152394979          12                  0.491
206              40667415         152396669           6                  0.226
207              40667423         152397568          15                  0.679
208              40667431         152398152           6                  0.360
209              40667440         152402061          16                  0.596
210              40667458         152403986          16                  0.467
211              40667466         152405254          16                  0.981
212              40667474         152405577          16                  0.852
213              40667482         152407748          12                  0.736
214              40667491         152408613          16                  0.197
215              40667504         152409074          12                  0.718
216              40667512         152411542          12                  0.617
217              40667521         152413951           6                  0.297
218              40667539         152413993          16                  0.952
219              40667547         152417556          12                  0.196
220              40667555         152417705          16                  0.813
221              40667563         152418018          12                  0.176
222              40667571         152419586           5                  0.166
223              40667580         152424602           6                  0.261
224              40667601         152427092          16                  1.092
225              40667610         152429486          12                  0.418
226              40667628         152430534           9                  0.277
227              40667636         152434999          16                  1.034
228              40667644         152437554          12                  0.237
229              40667652         152437695          16                  0.960
230              40667661         152440533          16                  0.673
231              40667679         152440814           7                  0.219
232              40667687         152441341          12                  0.293
233              40667695         152441374          16                  0.235
234              40667709         152441515          16                  0.807
235              40667717         152444006           6                  0.137
236              40667725         152449591          12                  0.172
237              40667733         152450086          12                  0.168
238              40667741         152451126          16                  0.230
239              40667750         152451845          12                  0.318
240              40667768         152453601           3                  0.079
241              40667776         152456778          12                  0.460
242              40667784         152459772          12                  0.471
243              40667792         152460978          12                  0.641
244              40667806         152461729          16                  0.213
245              40667814         152461992           4                  0.204
246              40667822         152463741          12                  0.530
247              40667831         152465035          11                  0.306
248              40667849         152466108          12                  0.571
249              40667857         152466199          12                  0.364
250              40667865         152470183          11                  0.517
251              40667873         152472395          12                  0.227
252              40667881         152472833          16                  0.795
253              40667890         152473575          16                  0.632
254              40667903         152473963          12                  0.421
255              40667911         152474763          12                  0.210
256              40667920         152475307          16                  1.251
257              40667938         152477808          16                  0.363
258              40667946         152478368           5                  0.131
259              40667954         152481776          14                  0.239
260              40667962         152482519          12                  0.784
261              40667971         152482808          12                  0.397
262              40667989         152487518          12                  0.464
263              40667997         152490264          16                  0.252
264              40668004         152491668          14                  0.682
265              40668012         152496972          12                  0.725
266              40668021         152497038          12                  0.306
267              40668039         152499315          16                  0.705
268              40668047         152501375          16                  0.838
269              40668055         152501797          12                  0.523
270              40668063         152504999          16                  0.629
271              40668071         152505749          16                  0.396
272              40668080         152505921          12                  0.160
273              40668098         152506085          12                  0.245
274              40668101         152507653          12                  0.392
275              40668110         152509071          12                  0.375
276              40668128         152509295          12                  0.398
277              40668136         152512513          12                  0.474
278              40668144         152512869          12                  0.394
279              40668152         152513008          12                  0.558
280              40668161         152513834          16                  0.442
281              40668179         152514345          16                  0.397
282              40668187         152515565          12                  0.319
283              40668195         152516274          12                  0.590
284              40668209         152517819          16                  1.058
285              40668217         152521563          12                  0.134
286              40668225         152522207          16                  0.587
287              40668233         152522454          16                  0.184
288              40668241         152524203          16                  0.456
289              40668250         152526331          12                  0.656
290              40668268         152526968          12                  0.371
291              40668276         152529434          12                  0.354
292              40668284         152529897          12                  0.409
293              40668292         152530739          16                  0.825
294              40668306         152530853          12                  0.353
295              40668314         152531471          12                  0.633
296              40668322         152531976          12                  0.654
297              40668331         152532198          12                  0.354
298              40668349         152532727          16                  0.944
299              40668357         152532776          11                  0.592
300              40668365         152533451          16                  0.477
301              40668373         152533543          12                  0.631
302              40668381         152533725          12                  0.423
303              40668390         152534699          12                  0.346
304              40668403         152534848          16                  0.740
305              40668411         152536496          12                  0.436
306              40668420         152537932          12                  0.188
307              40668438         152541165          12                  0.165
308              40668446         152541918          12                  0.697
309              40668454         152545646          16                  0.893
310              40668462         152545679          12                  0.435
311              40668471         152546388          10                  0.389
312              40668489         152546941           9                  0.451
313              40668497         152547162          16                  0.487
314              40668501         152547709          12                  0.475
315              40668519         152547758          12                  0.538
316              40668527         152548624           6                  0.124
317              40668535         152549036          12                  0.389
318              40668543         152551891          12                  0.222
319              40668551         152553285          12                  0.215
320              40668560         152554127          12                  0.587
321              40668578         152554135          16                  0.955
322              40668586         152554416          16                  0.590
323              40668594         152557997          12                  0.358
324              40668608         152558193          16                  0.614
325              40668616         152559894          12                  0.340
326              40668624         152560009          12                  0.351
327              40668632         152560751          16                  0.470
328              40668641         152561734          12                  0.343
329              40668659         152561759          12                  0.370
330              40668667         152562815          16                  0.961
331              40668675         152562906          16                  0.662
332              40668683         152563342          12                  0.364
333              40668691         152564589          12                  0.271
334              40668705         152564845          12                  0.494
335              40668713         152565438          12                  0.384
336              40668721         152565677          16                  1.052
337              40668730         152567285          12                  0.290
338              40668748         152567921          12                  0.762
339              40668756         152568689          12                  0.613
340              40668764         152568721          16                  0.483
341              40668772         152569497          12                  0.756
342              40668781         152569539          12                  0.357
343              40668799         152570479          12                  0.580
344              40668802         152570776          16                  1.095
345              40668811         152571048          12                  0.647
346              40668829         152571097          12                  0.292
347              40668837         152571691          12                  0.714
348              40668845         152571709          12                  0.466
349              40668853         152572483          12                  0.700
350              40668861         152573903          12                  0.492
351              40668870         152575718          12                  0.343
352              40668888         152576823          16                  0.622
353              40668896         152577334          12                  0.436
354              40668900         152577771          16                  0.642
355              40668918         152577961          12                  0.295
356              40668926         152578209          16                  0.998
357              40668934         152578282           6                  0.177
358              40668942         152578944           6                  0.224
359              40668951         152579405          12                  0.366
360              40668969         152579504           6                  0.091
361              40668977         152579975          12                  0.665
362              40668985         152580866          16                  0.943
363              40668993         152583373          11                  0.242
364              40669001         152583993          16                  0.255
365              40669019         152585048          16                  0.632
366              40669027         152589487          12                  0.439
367              40669035         152589685          16                  0.843
368              40669043         152589859          12                  0.543
369              40669051         152589982          12                  0.609
370              40669060         152590063          12                  0.434
371              40669078         152590691          16                  0.813
372              40669086         152592234          12                  0.646
373              40669094         152592697          12                  0.453
374              40669108         152593091          16                  0.823
375              40669116         152594982          10                  0.474
376              40669124         152597407          16                  0.797
377              40669132         152597837           9                  0.299
378              40669141         152599445          16                  0.637
379              40669159         152602439          13                  0.985
380              40669167         152603791          16                  1.012
381              40669175         152604955          16                  0.752
382              40669183         152605127          16                  1.025
383              40669191         152605564          12                  0.552
384              40669205         152606513           6                  0.147
385              40669213         152607578          16                  0.812
386              40669221         152608469          16                  0.422
387              40669230         152609731          11                  0.250
388              40669248         152611927          12                  0.237
389              40669256         152611992          16                  0.687
390              40669264         152612073          16                  0.761
391              40669272         152619276          16                  0.872
392              40669281         152619334          16                  0.933
393              40669299         152619565          12                  0.244
394              40669302         152619698          16                  0.855
395              40669311         152621843          16                  1.128
396              40669329         152623138          16                  1.199
397              40669337         152623666          16                  0.605
398              40669345         152623922          12                  0.249
399              40669353         152624342          11                  0.591
400              40669361         152624847          16                  0.820
401              40669370         152626669          12                  0.610
402              40669388         152627881          16                  0.710
403              40669396         152627956          16                  0.854
404              40669400         152629341          12                  0.599
405              40669418         152629408          12                  0.466
406              40669426         152630059          12                  0.305
407              40669434         152631198          14                  0.836
408              40669442         152631263          12                  0.303
409              40669451         152633491          12                  0.299
410              40669469         152635223          12                  0.692
411              40669477         152635363          12                  0.298
412              40669485         152635611          12                  0.569
413              40669493         152636809          12                  0.296
414              40669507         152639092          12                  0.295
415              40669515         152639159          16                  0.907
416              40669523         152639464          16                  0.511
417              40669531         152640892           6                  0.152
418              40669540         152641577          16                  1.112
419              40669558         152644795          12                  0.488
420              40669566         152646816          16                  0.391
421              40669574         152650651          16                  0.747
422              40669582         152650933          16                  0.335
423              40669591         152653358          12                  0.248
424              40669604         152653655          16                  0.881
425              40669612         152655049           9                  0.505
426              40669621         152655262          12                  0.412
427              40669639         152656104           5                  0.114
428              40669647         152657144          12                  0.601
429              40669655         152658977          16                  0.939
430              40669663         152661146          12                  0.282
431              40669671         152662185          12                  0.348
432              40669701         152663753          12                  0.335
433              40669728         152664132          12                  0.342
434              40669736         152666673          16                  0.737
435              40669744         152666731          12                  0.310
436              40669752         152666764          12                  0.199
437              40669761         152666855          16                  0.798
438              40669779         152669149          12                  0.169
439              40669787         152669255          12                  0.362
440              40669809         152670923           6                  0.137
441              40669817         152671046           6                  0.125
442              40669825         152671459          16                  0.987
443              40669833         152671699          12                  0.435
444              40669841         152671913          16                  0.975
445              40669868         152672713          12                  0.359
446              40669876         152672911          16                  0.872
447              40669884         152672994          16                  0.809
448              40669892         152673026          12                  0.163
449              40669906         152673208          12                  0.651
450              40669914         152675005          12                  0.730
451              40669922         152675856          16                  0.960
452              40669931         152676375          12                  0.500
453              40669949         152676458          16                  0.541
454              40669957         152676789          16                  0.842
455              40669965         152677365          12                  0.412
456              40669973         152677449          12                  0.542
457              40669981         152677654          12                  0.475
458              40669990         152678108           5                  0.106
459              40670009         152679601          16                  0.840
460              40670017         152680484          16                  0.871
461              40670025         152680849          12                  0.714
462              40670033         152684189          16                  0.935
463              40670041         152685939          12                  0.482
464              40670050         152688842          16                  0.310
465              40670068         152689295           6                  0.135
466              40670076         152691093          16                  0.897
467              40670084         152691812          12                  0.119
468              40670092         152693446          11                  0.260
469              40670106         152693776          12                  0.275
470              40670114         152696076          16                  0.298
471              40670122         152696712          16                  0.849
472              40670131         152698502          12                  0.265
473              40670149         152698841          16                  0.492
474              40670157         152700472          11                  0.597
475              40670173         152701637          16                  0.322
476              40670181         152701801          11                  0.284
477              40670190         152702551          16                  0.784
478              40670203         152704334          12                  0.618
479              40670211         152706362          12                  0.418
480              40670220         152709374          12                  0.532
481              40670238         152710786          16                  0.972
482              40670246         152712261          12                  0.611
483              40670254         152713319          16                  1.055
484              40670262         152713723          16                  0.842
485              40670271         152715744          10                  0.348
486              40670289         152717021           6                  0.081
487              40670297         152721924          12                  0.546
488              40670301         152724548          12                  0.524
489              40670319         152724688          16                  0.862
490              40670327         152726964           9                  0.497
491              40670335         152727707          12                  0.504
492              40670343         152728283          12                  0.513
493              40670351         152728291          12                  0.212
494              40670360         152729745          12                  0.370
495              40670378         152732277          12                  0.201
496              40670386         152733549          12                  0.601
497              40670394         152733804          16                  0.831
498              40670408         152735114          16                  0.668
499              40670416         152735809          12                  0.540
500              40670424         152736914           5                  0.197
501              40670432         152738498          12                  0.247
502              40670441         152739835          12                  0.384
503              40670459         152739884          12                  0.683
504              40670467         152739991          12                  0.572
505              40670475         152742235          10                  0.447
506              40670483         152742672          16                  0.700
507              40670491         152743027           6                  0.120
508              40670505         152744249          12                  0.425
509              40670513         152744389          12                  0.525
510              40670521         152745642          12                  0.347
511              40670530         152746137          12                  0.419
512              40670548         152746657          12                  0.313
513              40670556         152746731          12                  0.429
514              40670564         152747465          16                  0.307
515              40670572         152749057           6                  0.244
516              40670581         152749388          12                  0.402
517              40670599         152749594          10                  0.375
518              40670602         152750568          16                  0.858
519              40670611         152750667          12                  0.379
520              40670629         152751004          12                  0.348
521              40670637         152751749          12                  0.592
522              40670645         152752085          12                  0.645
523              40670653         152754446          16                  0.877
524              40670661         152754461          12                  0.410
525              40670670         152755658          16                  0.363
526              40670688         152756714          16                  0.974
527              40670696         152757324          12                  0.135
528              40670700         152761219          16                  0.738
529              40670718         152761284          10                  0.387
530              40670726         152761573           6                  0.174
531              40670734         152762001          15                  0.401
532              40670742         152762654          14                  0.850
533              40670751         152763561          12                  0.740
534              40670769         152763942          16                  0.695
535              40670777         152764353          12                  0.546
536              40670785         152765137          12                  0.659
537              40670793         152766317          12                  0.363
538              40670807         152766663          12                  0.207
539              40670815         152767737          16                  0.298
540              40670823         152769147          16                  0.873
541              40670831         152769592          11                  0.360
542              40670840         152769766          12                  0.447
543              40670858         152769816          16                  0.840
544              40670866         152770582          16                  0.440
545              40670874         152773859          15                  0.527
546              40670882         152775938          12                  0.622
547              40670891         152776688          16                  0.353
548              40670904         152777777          16                  0.592
549              40670912         152777983          16                  0.914
550              40670921         152779104          16                  1.028
551              40670939         152779112          16                  0.277
552              40670947         152779443          12                  0.374
553              40670955         152780474          16                  0.710
554              40670963         152780896          13                  0.495
555              40670971         152781225          12                  0.212
556              40670980         152782561          12                  0.240
557              40671005         152787206           9                  0.105
558              40671013         152788154           6                  0.122
559              40671021         152789152          15                  0.710
560              40671030         152789772          12                  0.701
561              40671048         152797122          16                  0.560
562              40671056         152797866          12                  0.189
563              40671064         152801809          12                  0.452
564              40671072         152802054          16                  0.821
565              40671081         152802617          12                  0.491
566              40671099         152802989          16                  0.267
567              40671111         152804878          16                  0.238
568              40671129         152805107           6                  0.316
569              40671137         152806535          14                  0.812
570              40671145         152806634          16                  0.890
571              40671153         152807244           7                  0.350
572              40671161         152808796          12                  0.432
573              40671170         152810297          12                  0.435
574              40671188         152811634          16                  1.153
575              40671196         152811667          12                  0.320
576              40671200         152812228          16                  0.331
577              40671218         152813895           7                  0.134
578              40671226         152813903          16                  0.387
579              40671234         152814653          12                  0.475
580              40671242         152815221          12                  0.614
581              40671251         152815262          16                  0.306
582              40671269         152815361          12                  0.497
583              40671277         152815395          16                  1.057
584              40671285         152816021          16                  0.984
585              40671293         152816476          12                  0.547
586              40671307         152817201          12                  0.371
587              40671315         152819652           5                  0.124
588              40671323         152819686          12                  0.489
589              40671331         152819694          12                  0.196
590              40671340         152821591          12                  0.160
591              40671358         152821609           5                  0.188
592              40671366         152821864          11                  0.558
593              40671374         152822235          12                  0.339
594              40671382         152829982          12                  0.299
595              40671391         152830733          16                  0.610
596              40671404         152833042          16                  0.607
597              40671412         152833414          16                  0.591
598              40671421         152835203          16                  0.861
599              40671439         152836748          12                  0.423
600              40671447         152837431          16                  0.183
601              40671455         152839288          12                  0.445
602              40671463         152840112          12                  0.336
603              40671471         152841177           5                  0.105
604              40671480         152843207          11                  0.222
605              40671498         152843249          12                  0.609
606              40671501         152843389          16                  0.430
607              40671510         152844726          16                  0.549
608              40671528         152845954          12                  0.190
609              40671536         152847943          12                  0.383
610              40671544         152848735           7                  0.274
611              40671552         152849832          12                  0.336
612              40671561         152850558          16                  0.922
613              40671579         152850574          12                  0.623
614              40671587         152850897          16                  0.902
615              40671595         152852703          16                  0.206
616              40671609         152853313          12                  0.953
617              40671617         152853396          11                  0.506
618              40671625         152853412          16                  0.634
619              40671633         152854659           7                  0.135
620              40671641         152855862           6                  0.146
621              40671650         152856308           5                  0.244
622              40671668         152856456          12                  0.514
623              40671676         152857207          14                  0.458
624              40671684         152862389          12                  0.191
625              40671706         152865077          16                  0.690
626              40671714         152865275          16                  0.606
627              40671722         152865382          16                  0.641
628              40671731         152865432           6                  0.174
629              40671749         152866349          16                  0.765
630              40671757         152868519          16                  0.286
631              40671765         152870291          16                  0.713
632              40671773         152871489          12                  0.468
633              40671781         152872131          16                  0.705
634              40671790         152875209          11                  0.356
635              40671803         152876595          16                  0.422
636              40671811         152878179          16                  0.986
637              40671820         152881173          11                  0.347
638              40671838         152881298          16                  0.209
639              40671846         152883112          16                  0.988
640              40671854         152885745          12                  0.633
641              40671862         152886032          16                  0.808
642              40671871         152891685          16                  0.472
643              40671889         152892436           7                  0.363
644              40671897         152893848          16                  0.664
645              40671901         152895629          16                  0.500
646              40671919         152901021          16                  0.887
647              40671927         152901344          16                  0.873
648              40671935         152903498          16                  0.844
649              40671943         152903571          16                  0.804
650              40671951         152906152          11                  0.429
651              40671960         152907259           9                  0.429
652              40671978         152908992          16                  0.893
653              40671986         152910212          12                  0.362
654              40671994         152911822          12                  0.135
655              40672001         152914321          12                  0.164
656              40672010         152914719          12                  0.262
657              40672028         152915054          12                  0.202
658              40672036         152915237          16                  0.368
659              40672044         152915351          16                  0.193
660              40672052         152916011          16                  0.852
661              40672061         152916565          16                  0.643
662              40672079         152917761           7                  0.387
663              40672087         152918884          12                  0.561
664              40672095         152919122           6                  0.228
665              40672109         152919585          16                  0.654
666              40672117         152924205          12                  0.436
667              40672125         152924429          12                  0.687
668              40672133         152930475          13                  0.618
669              40672141         152931572          12                  0.247
670              40672150         152932166           6                  0.138
671              40672168         152932372           6                  0.293
672              40672176         152934444          12                  0.316
673              40672184         152934956          12                  0.576
674              40672192         152936803          15                  0.980
675              40672206         152938205          12                  0.505
676              40672214         152940193          16                  0.633
677              40672222         152941019          12                  0.589
678              40672231         152941316          16                  0.890
679              40672249         152941753          16                  0.781
680              40672257         152944146          12                  0.536
681              40672265         152946224          12                  1.364
682              40672273         152948626          12                  0.476
683              40672281         152949442          12                  0.300
684              40672290         152952206          11                  0.648
685              40672303         152952487          12                  0.363
686              40672311         152959946          12                  0.494
687              40672320         152960928          16                  0.210
688              40672338         152961215           7                  0.340
689              40672346         152961629          12                  0.537
690              40672354         152962502          16                  0.293
691              40672362         152962593          12                  0.235
692              40672371         152963849          16                  0.930
693              40672389         152965166          12                  0.608
694              40672397         152965992          12                  0.548
695              40672401         152967436          12                  0.652
696              40672419         152967741           6                  0.221
697              40672427         152968087          16                  0.684
698              40672435         152969432          12                  0.380
699              40672443         152971263          11                  0.232
700              40672451         152974978          16                  0.949
701              40672460         152978938          16                  0.437
702              40672478         152978946          11                  0.505
703              40672486         152984852          12                  0.151
704              40672494         152986584          12                  0.583
705              40672508         152989919          16                  0.691
706              40672516         152990578          12                  0.633
707              40672524         152993739          16                  0.481
708              40672532         152997227          16                  0.711
709              40672541         153019856          12                  0.690
710              40672559         153028501           7                  0.391
711              40672567         153029038          12                  0.165
712              40672575         153029541          12                  0.413
713              40672583         153031612          12                  0.320
714              40672591         153033444          16                  0.412
715              40672605         153036355          12                  0.512
716              40672613         153041322          12                  0.667
717              40672621         153049374          12                  0.277
718              40672630         153059522          12                  0.264
719              40672648         153065438          12                  0.233
720              40672656         153067806          12                  0.670
721              40672664         153068424          12                  0.636
722              40672672         153076096          12                  0.405
723              40672681         153080585           4                  0.207
724              40672699         153090139          12                  0.337
725              40672702         153098322          10                  0.622
726              40672711         153109947          12                  0.179
727              40672729         153117411          12                  0.404
728              40672737         153125273          12                  0.460
729              40672745         153125786          16                  0.974
730              40672753         153127998          16                  0.773
731              40672761         153130372          12                  0.422
732              40672770         153136403          16                  1.342
733              40672788         153152665          12                  0.453
734              40672796         153166376          16                  1.151
735              40672800         153171806          12                  0.332
736              40672818         153182183          16                  0.548
737              40672826         153228374          15                  0.827
738              40672834         153259098          12                  0.153
739              40672842     2010060700350           4                  0.106
740              40672851         571010026           2                  0.050